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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-20829 and No. 333-20833) of MarkWest Hydrocarbon, Inc. of our report dated March 30, 2004, relating to the financial statements, which appears in the Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
March 30, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS